Exhibit 99.1

September 19, 2025

Global Medical REIT Inc. Completes One-for-Five Reverse Stock Split

BETHESDA, Md.--(BUSINESS WIRE)-- Global Medical REIT Inc. (NYSE: GMRE) (the “Company” or “GMRE”) announced today that it has completed the previously announced one-for-five reverse stock split (the “Reverse Stock Split”) of its issued, outstanding and authorized shares of common stock, par value $0.001 per share (the “Common Stock”), effective at 5:00 p.m., Eastern Time today (the “Effective Time”). Accordingly, at the Effective Time, every five issued and outstanding shares of Common Stock were converted into one share of Common Stock. The par value of each share of Common Stock remained unchanged. The Common Stock will begin trading on a reverse split-adjusted basis on the New York Stock Exchange (the “NYSE”) at the opening of trading on September 22, 2025. The Common Stock will continue trading on the NYSE under the symbol “GMRE” with a new CUSIP number: 37954A303.

The Reverse Stock Split also effected a proportionate reduction in the Company’s authorized shares of its Common Stock from 500,000,000 shares to 100,000,000 shares and reduced the number of shares of Common Stock outstanding from 67,037,048 shares to approximately 13,407,409 shares. At the Effective Time, the aggregate number of shares authorized for repurchase under the Company’s stock repurchase program, the aggregate number of shares issuable under the Company’s equity incentive plan, the outstanding equity awards granted under the Company’s equity incentive plan, and the outstanding partnership units of Global Medical REIT L.P., the Company’s operating partnership, were ratably adjusted to reflect the Reverse Stock Split.

No fractional shares were issued in connection with the Reverse Stock Split. Instead, each stockholder that would hold fractional shares as a result of the Reverse Stock Split is entitled to receive, in lieu of such fractional shares, cash in an amount based on the closing price of the Company's common stock on the NYSE today. The Reverse Stock Split applied to all outstanding shares of Common Stock and therefore did not affect any stockholder’s ownership percentage of the Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares. Stockholders of record will be receiving information from Equiniti Trust Company, the Company’s transfer agent, regarding their stock ownership following the Reverse Stock Split and, if applicable, payments of cash in lieu of fractional shares. Stockholders who hold their shares in brokerage accounts or in “street name” are not required to take any action in connection with the Reverse Stock Split.

About Global Medical REIT Inc.

Global Medical REIT Inc. is a net-lease medical REIT that acquires healthcare facilities and leases those facilities to physician groups and regional and national healthcare systems.

Additional information on GMRE can be obtained on its website at www.globalmedicalreit.com.

Forward-Looking Statements

Certain statements contained herein may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and it is the Company’s intent that any such statements be protected by the safe harbor created thereby. These forward-looking statements are identified by their use of terms and phrases such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "plan," "predict," "project," "will," "continue" and other similar terms and phrases, including references to assumptions and forecasts of future results. Except for historical information, the statements set forth herein including, but not limited to, statements regarding the Reverse Stock Split are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties. Although the Company believes that the expectations, estimates and assumptions reflected in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of the Company’s forward-looking statements. Additional information concerning us and our business, including additional factors that could materially and adversely affect our financial results, include, without limitation, the risks described under Part I, Item 1A - Risk Factors, in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and in our other filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements. The Company does not intend, and undertakes no obligation, to update any forward-looking statement.

Investor Relations:

Email: Investors@globalmedicalreit.com

Phone: 202.524.6869

Source: Global Medical REIT Inc.